UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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ALLIANZ FUNDS
1633 Broadway New York, New York 10019 (Name of Registrant as Specified in its Charter)

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ALLIANZ FUNDS

On behalf of its series Allianz AGIC Growth Fund

1633 Broadway

New York, New York 10019

For proxy information, please call 1-(800) 591-6313

For account information, please call:

1-(800) 988-8380 (Retail classes: A, B, C, D & R)

1-(800) 498-5413 (Institutional classes: Administrative, Institutional & P)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

July 18, 2012

To the Shareholders of Allianz AGIC Growth Fund, a series of Allianz Funds (the “Trust”):

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Allianz AGIC Growth Fund (the “Fund”) will be held at the offices of Allianz Global Investors Fund Management LLC, the Fund’s investment adviser and administrator (“AGIFM” or the “Investment Adviser”), 1633 Broadway (between West 50th and West 51st Streets), 42nd Floor, New York, New York 10019, on Wednesday, July 18, 2012 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated May 10, 2012:

1.	To approve RCM Capital Management LLC (“RCM”) as the new sub-adviser to the Fund and the terms of a Portfolio Management Agreement relating to the Fund between AGIFM and RCM (the “Proposed RCM Portfolio Management Agreement”); and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Fund has fixed the close of business on May 1, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By order of the Board of Trustees,

Thomas J. Fuccillo

Secretary

New York, New York

May 10, 2012

YOUR VOTE IS IMPORTANT

It is important that your shares be represented at the Special Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Special Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States, or vote by telephone or through the Internet by following the instructions on the enclosed proxy card. Please mark and mail your proxy or proxies, or vote by telephone or through the Internet, promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Special Meeting to be held as scheduled.

ALLIANZ FUNDS

On behalf of its series Allianz AGIC Growth Fund

1633 Broadway

New York, New York 10019

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON July 18, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of Allianz AGIC Growth Fund (the “Fund”), a series of Allianz Funds (the “Trust”), of proxies to be voted at a Special Meeting of Shareholders of the Fund and any adjournment or postponement thereof (the “Special Meeting”). The purpose of the Special Meeting, as described below, is to vote on the approval of RCM Capital Management LLC (“RCM”) as the new sub-adviser to the Fund and the terms of a Portfolio Management Agreement relating to the Fund between Allianz Global Investors Fund Management LLC and RCM (the “Proposed RCM Portfolio Management Agreement”). The Special Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Adviser”), 1633 Broadway (between West 50th and West 51st Streets), 42nd Floor, New York, New York 10019, on Wednesday, July 18, 2012 at 10:00 a.m., Eastern Time. The Notice of the Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to shareholders on or about May 21, 2012.

The Board has fixed the close of business on May 1, 2012 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting, and any postponement or adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each full share and an approximate fraction of a vote for each fractional share held, with no cumulative voting rights, on each matter to which they are entitled to vote and that is to be voted on by shareholders of the Fund. The Fund offers eight classes of shares: Class A, Class B, Class C, Class R, Class D, Class P, Administrative Class and Institutional Class shares. The following provides the number of shares of each class of the Fund issued and outstanding, as of the close of business on the Record Date: 11, 464,619 Class A shares, 163,024 Class B shares, 7,185,173 Class C shares, 666,970 Class R shares, 302,767 Class D shares, 396,418 Class P shares, 316,703 Administrative shares and 967,902 Institutional Class shares. The classes listed above are the only classes of shares currently authorized by the Fund.

SUMMARY OF THE PROPOSAL

As summarized below, the shareholders of the Fund have the right to vote on:

1. the approval of RCM Capital Management LLC (“RCM”) as the new sub-adviser to the Fund and the terms of a Portfolio Management Agreement relating to the Fund between AGIFM and RCM (the “Proposed RCM Portfolio Management Agreement”); and

2. such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

You may vote in person by attending the Special Meeting, by mailing the enclosed proxy card, or by telephone or through the Internet pursuant to the instructions on the enclosed proxy card. If you vote by mailing the enclosed proxy card, shares presented by duly executed and timely delivered proxies will be voted as instructed on the proxy card. If you mail the enclosed proxy card and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted FOR the Proposal. If you execute and mail the enclosed proxy card, that vote may nevertheless be revoked at any time prior to its use by one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and delivering a later-dated proxy, (iii) by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or (iv) by attending the Special Meeting, requesting return of any previously delivered proxy, and voting in person. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. Please note that merely attending the Special Meeting without voting will not revoke a valid proxy.

The Board of the Fund knows of no business other than the Proposal set forth herein to be considered at the Special Meeting. If any other business is properly presented before the Special Meeting, including any adjournment or postponement thereof, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Fund are located at 1633 Broadway, New York, New York 10019.

PROPOSAL 1: APPROVAL OF RCM AS SUB-ADVISER AND THE TERMS OF THE PROPOSED RCM PORTFOLIO MANAGEMENT AGREEMENT

AGIFM serves as the investment adviser of the Fund, pursuant to an Investment Advisory Agreement between AGIFM and the Fund, dated November 15, 1994, as amended and restated May 5, 2000, and as further amended or supplemented from time to time (the “Investment Advisory Agreement”).

Currently, AGIFM has delegated the day-to-day management of the Fund’s portfolio to AGI Capital LLC (“AGI Capital”), pursuant to a portfolio management agreement, dated July 19, 2002 (as novated and as from time to time in effect, the “Current Portfolio Management Agreement”).

The Board has approved, and recommends that shareholders of the Fund approve, the terms of a portfolio management agreement between Allianz Global Investors Fund Management LLC and RCM, dated February 1, 2002 (as novated and as from time to time in effect, the “Proposed RCM Portfolio Management Agreement”), a form of which is attached hereto as Exhibit A, in connection with a proposed restructuring of the Fund’s sub-advisory arrangements that would designate RCM as the Fund’s sub-adviser responsible for managing the Fund’s portfolio. It is proposed that AGIFM will receive an investment advisory fee at the annual fee rate of 0.45% of the Fund’s average daily net assets. It is further proposed that AGIFM will pay RCM a sub-advisory fee at the rate of 0.35%. Currently, AGIFM receives an investment advisory fee at the annual fee rate of 0.50% of the Fund’s average daily net assets and AGIFM pays AGIC a sub-advisory fee at the rate of 0.40%. If the proposal herein is approved and RCM takes over portfolio management responsibilities, the Fund’s name will be changed to “Allianz RCM Focused Growth Fund”. The Fund will be managed using RCM’s investment strategies and techniques rather than AGI Capital’s, and will continue to comply with the Fund’s current fundamental investment restrictions and operate as a diversified fund.

Attached to this Proxy as Exhibit B is a summary that describes the Fund’s proposed investment objective, principal investments and proposed investment strategies and risks. It should be noted that the current investment objective for the Fund will change from “seeks long-term growth of capital; income is an incidental consideration” to “seeks capital appreciation”. Although this change in investment objective is not significantly different from the current investment objective of the Fund, it more accurately describes the objective of the Fund under the proposed strategy change. This Fund’s current investment objective is not a fundamental policy, and therefore, may be changed by the Board without shareholder approval. The investment strategies RCM will employ in selecting investments for the Fund will differ from the methodology AGI Capital currently employs. The portfolio managers currently select stocks for the Fund using a style that Morningstar categorizes as Large Growth. To achieve its objective the Fund normally invests at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion. The portfolio managers at RCM consider “growth” companies to include companies that they believe to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength and earnings growth. In addition, through fundamental research, the portfolio managers seek to identify companies that possess a sustainable competitive advantage by virtue of having a proprietary product or process, superior information technology or distribution capabilities or a dominant position within their industry.

In managing the Fund, the RCM portfolio managers will use a focused, large cap growth style, which is the same style they use for the current Allianz RCM Focused Growth Fund, which is a different series of the Trust and will be liquidated and dissolved on or about May 30, 2012. RCM will seek to achieve the Fund’s investment objective by normally investing primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market and other conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries. In analyzing specific companies, the portfolio manager will ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

The Board believes that the proposed change to the Fund’s sub-advisory arrangements and subsequent strategy changes is in the best interests of the Fund and its shareholders. Please see “Trustees’ Considerations Related to the Proposed RCM Portfolio Management Agreement” for a detailed discussion of the Board’s evaluation in reaching this conclusion.

A general description of the Current Portfolio Management Agreements and the Proposed RCM Portfolio Management Agreement, including a comparison of such agreements, is provided below. The description of the Proposed RCM Portfolio Management Agreement is qualified in its entirety by reference to the text of the agreement in Exhibit A.

Description of the Current Portfolio Management Agreement

The Current Portfolio Management Agreement was last approved by the Board at a contract review meeting held on September 27-28, 2011. The Current Portfolio Management Agreement was last submitted to the Fund’s shareholders for approval at the Fund’s inception in 1984.

Services. Under the Current Portfolio Management Agreement, AGI Capital is obligated, subject always to the direction and oversight of the Trustees of the Fund and AGIFM, to furnish continuously an investment program with respect to the Fund’s portfolio, to make all related investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and other investments for the portfolio.

Compensation. As compensation for AGI Capital’s services rendered under the Current Portfolio Management Agreement, and for the expenses borne by AGI Capital, AGIFM (and not the Fund) pays to AGI Capital a portfolio management fee, computed and paid monthly, at the annual rate of 0.40% of the Fund’s average daily total assets. The aggregate fee paid to AGI Capital under the Current Portfolio Management Agreement for the fiscal year ended June 30, 2011 was $2,643,259.

Termination. The Current Portfolio Management Agreement provides that it shall remain in full force and effect as to the Fund, unless terminated, for an initial two-year period and subject thereafter to annual approval in accordance with the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder (“1940 Act”) (i.e., approval by the Board of Trustees, or a majority of the Fund’s outstanding shares of the Fund and, in either event, by vote cast in person by a majority of the Trustees of the Fund who are not interested persons of the Fund or of AGIFM or of the applicable sub-adviser). The Current Portfolio Management Agreement can also be terminated without penalty at any time: (i) by the Fund (either by vote of a majority of the Trustees or by the affirmative vote of a majority of the outstanding shares of the Fund) by written notice to AGIFM and the applicable sub-adviser, (ii) by AGIFM by not less than 60 days’ written notice to the applicable sub-adviser and (iii) by the sub-adviser by not less than 60 days’ notice to AGIFM.

Amendment. The Current Portfolio Management Agreement may not be amended in any material respect unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of AGIFM or of the sub-adviser.

Liability. The Current Portfolio Management Agreement provides that the sub-adviser, including its officers, directors and members, shall not be subject to any liability to AGIFM, the Fund, or to any shareholder, officer, director, partner or Trustee thereof, in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Description of the Proposed RCM Portfolio Management Agreement

The terms of the Proposed RCM Portfolio Management Agreement are substantially the same as the Current Portfolio Management Agreement, except for the following significant changes:

Fees. As compensation for RCM’s services to be rendered under the Proposed RCM Portfolio Management Agreement, and for the expenses to be borne by RCM, AGIFM (and not the Fund) would pay to RCM a portfolio management fee, computed and paid monthly, at the annual rate of 0.35% of the Fund’s average daily net assets. This proposed sub-advisory fee rate is 0.05% less than the annual sub-advisory fee rate presently paid by AGIFM (and not the Fund) to AGI Capital under the Current Portfolio Management Agreement. Hence, the aggregate sub-advisory fees paid by AGIFM would be reduced by 0.05% under the Proposed RCM Portfolio Management Agreement. The advisory fee that the Fund pays to AGIFM under the Investment Management Agreement will also be reduced by 0.05%. Thus, the Fund’s expenses for investment management services will decrease as a result of the proposal.

The table below compares the annual operating expenses under the current fee schedule for the fiscal year ended June 30, 2011 to the estimated annual operating expenses under the proposed advisory arrangements assuming the new fee schedule had been in effect for the fiscal year ended June 30, 2011.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A
Existing Arrangements	0.90%	0.25%	0.01%	1.16%
Proposed Arrangements	0.85%	0.25%	0.01%	1.11%

Class B
Existing Arrangements	0.90%	1.00%	0.01%	1.91%
Proposed Arrangements	0.85%	1.00%	0.01%	1.86%

Class C
Existing Arrangements	0.90%	1.00%	0.01%	1.91%
Proposed Arrangements	0.85%	1.00%	0.01%	1.86%

Class R
Existing Arrangements	0.90%	0.50%	0.01%	1.41%
Proposed Arrangements	0.85%	0.50%	0.01%	1.36%

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Institutional Class
Existing Arrangements	0.80%	None	0.01%	0.81%
Proposed Arrangements	0.75%	None	0.01%	0.76%

Class P
Existing Arrangements	0.90%	None	0.01%	0.91%
Proposed Arrangements	0.85%	None	0.01%	0.86%

Administrative Class
Existing Arrangements	0.80%	0.25%	0.01%	1.06%
Proposed Arrangements	0.75%	0.25%	0.01%	1.01%

Class D
Existing Arrangements	0.90%	0.25%	0.01%	1.16%
Proposed Arrangements	0.85%	0.25%	0.01%	1.11%

The following tables are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The tables assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. The tables also assume conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, the tables show what your costs would be based on these assumptions.

Examples of Portfolio Expenses

	Existing Advisory Arrangements
Share Class	Assuming you redeem your shares at the end of each period				Assuming you do not redeem your shares
	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class A	$662	$898	$1,153	$1,881	$662	$898	$1,153	$1,881
Class B	$694	$900	$1,232	$1,946	$194	$600	$1,032	$1,946
Class C	$294	$600	$1,032	$2,233	$194	$600	$1,032	$2,233
Class R	$144	$446	$771	$1,691	$144	$446	$771	$1,691
Institutional Class	$83	$259	$450	$1,002	$83	$259	$450	$1,002
Class P	$93	$290	$504	$1,120	$93	$290	$504	$1,120
Administrative Class	$108	$337	$585	$1,294	$108	$337	$585	$1,294
Class D	$118	$368	$638	$1,409	$118	$368	$638	$1,409

	Proposed Advisory Arrangements
Share Class	Assuming you redeem your shares at the end of each period				Assuming you do not redeem your shares
	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class B	$689	$885	$1,206	$1,892	$189	$585	$1,006	$1,892
Class C	$289	$585	$1,006	$2,180	$189	$585	$1,006	$2,180
Class R	$138	$431	$745	$1,635	$138	$431	$745	$1,635
Institutional Class	$78	$243	$422	$942	$78	$243	$422	$942
Class P	$88	$274	$477	$1,061	$88	$274	$477	$1,061
Administrative Class	$103	$322	$558	$1,236	$103	$322	$558	$1,236
Class D	$113	$353	$612	$1,352	$113	$353	$612	$1,352

The aggregate advisory fee for the Fund during the fiscal year ended June 30, 2011 was $3,322,374. That fee would have been $2,989,947 had the Proposed RCM Portfolio Management Agreement been in effect during that period. The difference between these amounts is $332,427 (or 0.05% of the Fund’s average daily net assets).

Effective Date. If the Proposed RCM Portfolio Management Agreement is approved by shareholders, it would take effect as soon as practicable after the Special Meeting. The Current Portfolio Management Agreement will be terminated with respect to the Fund, in accordance with its terms, to take effect immediately prior to the effectiveness of the Proposed RCM Portfolio Management Agreement. If the proposed changes to the Fund’s sub-advisory arrangements are not approved by shareholders as described in this Proxy Statement, AGI Capital will continue to serve as the Fund’s sub-adviser pursuant to the Current Portfolio Management Agreement and the Board will consider what further action, if any, is appropriate for the Fund.

Reasons for the Proposed Restructuring of the Fund’s Sub-Advisory Arrangements

At the recommendation of AGIFM, the Board has approved changes to the Fund’s current sub-advisory arrangements so RCM will provide sub-advisory services for the Fund’s portfolio. The sub-adviser change is being proposed because AGI Capital is eliminating its Large Cap Growth investment strategy and because RCM has a developed an experienced team within the Large Cap Growth strategy. AGIFM believes that the Fund will benefit from a transition to RCM’s Focused Growth investment approach, which exhibits a strong performance record, as well as certain fee reductions in connection with the sub-adviser change discussed herein. Additionally, the RCM Focused Growth strategy is offered as a separately managed account in broker-dealer managed account (“wrap”) programs, and offering the Focused Growth strategy in both a mutual fund and managed account form may help the Fund attract assets at broker-dealers that look to offer a strategy in more than one structure to their clients. While the Fund will not be able to use the performance record of RCM’s Focused Growth strategy, it will continue to show its own strong performance record, which has benefited from the Fund’s significant scale (and, indeed, which has contributed to the Fund’s past ability to attract investors).

Cost and Tax Implications Associated with Sub-Adviser Change

The solicitation will be primarily by mail and the cost of soliciting proxies, including legal fees as well as related out-of-pocket expenses, for the Fund will be borne by AGIFM. Certain officers of the Fund and certain officers and employees of AGIFM or its affiliates (none of whom will receive additional compensation therefor) or agents of AGIFM or the Fund may solicit proxies by telephone, mail, e-mail and personal interviews. The Board has approved hiring AST Fund Solutions, LLC, to aid in the solicitation of instructions for registered and nominee accounts. The anticipated expenses of AST Fund Solutions, LLC are expected to be between approximately $132,000 and $155,000 and will be borne by AGIFM.

In order to restructure the Fund’s portfolio to comport with its proposed new investment strategies and RCM’s management approach, it is expected that a significant portion of the securities currently held in the Fund’s portfolio will be sold and new securities purchased in connection with the sub-adviser change. The brokerage and other transaction costs of the restructuring will be borne by the Fund. Holdings data as of February 29, 2012 indicates that the current Allianz RCM Focused Growth portfolio holds 32 securities and that the Fund’s portfolio holds 51 securities. There are a total of 11 securities that the two portfolios held in common, which accounted for 38.44% of the RCM portfolio and 32.10% of the AGI Capital portfolio. RCM engaged a third-party broker to perform an analysis of the estimated transaction costs involved with restructuring the portfolio. The estimated commission and related transaction costs will be approximately $216,000. The portfolio’s restructuring may begin to be implemented following shareholder approval and prior to the transition date to the new sub-adviser.

The change in the sub-adviser to the Fund itself is not expected to constitute a taxable transaction, but dispositions of Fund assets arising from the change will be taxable, and could result in taxable distributions to shareholders to the extent of any net realized gains from such dispositions after taking into account available capital loss carryforwards. If the sale of Fund assets causes the Fund to realize any net short-term and/or long-term capital gains, such gains, as increased by any other current-year capital gains and as decreased by any other current-year capital losses, and as reduced by any capital loss carryforwards as of the close of the Fund’s last taxable year, must be distributed to shareholders in a timely manner to avoid any fund-level income or excise tax. Any such distribution will be taxable to applicable shareholders and may accelerate their tax liability. If the restructuring had occurred on March 30, 2012, the Fund would have realized approximately $65 million of net gains from dispositions related to the restructuring. These gains would have been fully offset by the Fund’s approximately $67 million of loss carryforwards and losses realized or treated as realized year to date, such that no distribution would have been required. Instead, the restructuring would have used virtually all of the Fund’s loss carryforwards.

Trustees’ Considerations Related to the Proposed RCM Portfolio Management Agreement

The 1940 Act requires that both the full Board of Trustees and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Proposed RCM Portfolio Management Agreement. The Board met in person on April 10, 2012 (the “Contract Review Meeting”) for the specific purpose of considering whether to approve the Proposed RCM Portfolio Management Agreement. The Independent Trustees were assisted in their evaluation of the Proposed RCM Portfolio Management Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management before the contract review meeting. In connection with their deliberations regarding the approval of RCM as the new sub-adviser to the Fund pursuant to the Proposed RCM Portfolio Management Agreement, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Proposed RCM Portfolio Management Agreement should be approved for an initial two-year term, subject to shareholder approval.

The Board’s decision to restructure the Fund’s sub-advisory arrangements and designate RCM as the Fund’s sub-adviser to manage the Fund’s portfolio pursuant to the Proposed RCM Portfolio Management Agreement followed numerous previous discussions about the Fund and its current sub-adviser. In evaluating this proposal, the Board considered that RCM sub-advises other funds that are overseen by the Board and managed by AGIFM (the “Other RCM Funds”), including funds that utilized substantially similar investment strategies as those being proposed here, and that the Board had regularly reviewed the services provided by RCM to those funds. At the Contract Review Meeting, as well as a previous Board meeting held on September 27-28, 2011, AGIFM and RCM provided the Board with materials regarding services provided by RCM and the performance of the Other RCM Funds, as well as information about other similar funds and accounts managed by RCM. The Board took into account RCM’s strong reputation. The

Board also considered differences in the investment management approach of RCM as compared to AGI Capital and the changes to the Fund’s investment strategies that would result from the sub-adviser change (a description of which is provided in Exhibit B to this Proxy Statement).

In connection with the approval of the Proposed RCM Portfolio Management Agreement, the Board relied upon materials previously provided by AGIFM and RCM in connection with its September 2011 Board meeting, which included, among other items: (i) information provided by Morningstar on the investment performance of a group of funds that were selected by Morningstar on the basis that they exhibited substantially similar investment classifications/objectives as the Fund along with the performance of applicable benchmark indices, (ii) information on the management fees and other expenses of comparable funds identified by Morningstar, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of RCM, (iv) an estimate of the profitability to RCM from its relationship with the Fund under the Proposed RCM Portfolio Management Agreement, (v) descriptions of various functions performed and to be performed by RCM for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of RCM, including information regarding portfolio managers and other personnel providing and to provide investment management services to the Fund.

The Board was also provided with updated performance and fee information, as of February 29, 2012, for the series of the Trust in Morningstar’s Large Growth Category that were selected by Morningstar in September 2011 with data from the Lipper LANA database. Additionally, the Board was provided with a Supplemental Exhibit with data for the period ending December 31, 2011, containing Gross of Fee Institutional Comparative Performance data for the RCM Focused Growth Strategy, and the performance results for the Allianz AGIC Growth Fund, RCM Large-Cap Growth Fund and the RCM Focused Growth Fund, along with the performance of applicable benchmarks and peer averages. The Board was also provided with a Profitability Analysis, which is discussed below.

During the Contract Review Meeting and the Board’s annual review of sub-advisory arrangements for the Fund and the Other RCM Funds, the Board evaluated the nature, extent and quality of the services to be provided by RCM. The Board considered RCM’s investment philosophy and research and decision-making processes. The Board examined RCM’s in-house research capabilities as well as other resources available to RCM, including research services available to RCM as a result of securities transactions affected for the Funds it manages and other investment advisory clients of RCM. The Board also evaluated the experience of key advisory personnel at RCM who would be responsible for portfolio management of the Fund in the future; the ability of RCM to attract and retain capable personnel; the capability and integrity of the senior management and staff at RCM; and the level of skill required to manage the Fund. Each RCM investment strategy is supported by a team of investment professionals. The proposed lead portfolio manager is Scott Migliori, who will be primarily responsible for the Fund’s day-to-day management. The Board is familiar with Mr. Migliori through his service as portfolio manager of other RCM sub-advised funds of the Trust, such as the Allianz RCM Focused Growth Fund, which will be liquidated and dissolved on or about May 30, 2012 (lead portfolio manager) and the Allianz RCM Large-Cap Growth Fund (team member). Other proposed members of the portfolio management team are: Karen Hiatt, CFA, and David Jedlicka, CFA.

In addition, the Board considered that the scope of the services to be provided by RCM was consistent with the Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Board noted the fact that the Proposed RCM Portfolio Management Agreement would have terms and conditions substantially the same as those of the Current Portfolio Management Agreement and of portfolio management agreements pursuant to which RCM and other affiliates of the Adviser provide sub-advisory services to other Funds of the Trust. The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by RCM under the Proposed RCM Portfolio Management Agreement.

The Board also evaluated any conditions that might affect RCM’s ability to provide high quality services to the Fund in the future under the Proposed RCM Portfolio Management Agreement, including RCM’s business reputation, financial condition and operational stability, and the potential tax costs associated with any dispositions of Fund assets arising from the change in sub-adviser. The Board concluded that RCM would be able to meet any reasonably foreseeable obligations under the Proposed RCM Portfolio Management Agreement.

The Board noted that the long-term performance record of the existing Allianz RCM Focused Growth Fund was not a fair reflection of RCM’s Focused Growth strategy because the Fund transitioned to the Focused Growth strategy only on December 1, 2011. Therefore, in evaluating the RCM strategy’s long-term performance record, the Board relied upon the composite long-term performance record of institutional and other accounts managed by RCM using the Focused Growth Strategy. While the strategy’s one year return was below the Russell 1000 Growth Index benchmark and peers, the three-year annualized return (+16.94%) was above the peer group average and the five-year annualized return (+2.87%) was above the benchmark and the peer group average. The Board considered AGIFM’s statements that it has confidence in the RCM Focused Growth strategy. The Board also considered the Lipper Fee data and noted that with the sub-adviser change and Management’s proposed fee reduction, the Fund’s Management fees would be similar to that of the Allianz RCM Large-Cap Growth Fund and below the average of the Group selected by Morningstar.

In assessing the reasonableness of the fee to be paid to RCM under the Proposed RCM Portfolio Management Agreement, the Board noted that the fee to be paid by AGIFM to RCM under the Proposed RCM Portfolio Management Agreement would be 0.05% lower than the aggregate fee currently paid by AGIFM to AGI Capital under the Current Portfolio Management Agreement with respect to the Fund, and that the investment advisory fee paid by the Fund to AGIFM would also be decreased by 0.05%. The Board noted that the fee to be paid to RCM under the Proposed RCM Portfolio Management Agreement is comparable to the fees paid to RCM to sub-advise Other RCM Funds. The Board also noted that it could not compare the fees charged by AGIFM or RCM to comparable separate accounts because RCM’s compensation from managing a comparable portfolio in managed account or wrap programs varies because there is a custom, negotiated fee for each platform sponsor.

Based on the profitability analysis provided by AGIFM, the Board considered that the proposed sub-adviser change will decrease AGIFM’s and its affiliates’ profitability with respect to the Fund, in large part because of the 0.05% reduction in advisory and sub-advisory fees. The Board also considered the extent to which economies of scale, if any, would be realized as the Fund grows and whether fee levels reflect economies of scale.

The Board also considered possible conflicts of interest associated with the provision of investment advisory services by RCM to other clients. The Trustees considered the procedures of RCM designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and RCM’s record in these matters. Additionally, the Board considered so-called “fall-out benefits” to RCM, such as reputational value derived from serving as sub-adviser to the Fund.

After reviewing these and other related factors, the Board concluded, within the context of their overall conclusions regarding the Proposed RCM Portfolio Management Agreement, that the fee payable under the Proposed RCM Portfolio Management Agreement represents reasonable compensation in light of the nature and quality of the services to be provided by RCM on behalf of the Fund and that the approval of the Proposed RCM Portfolio Management Agreement would be in the best interests of the Fund and its shareholders. The Board’s conclusions as to the approval of the Proposed RCM Portfolio Management Agreement were based on a comprehensive consideration of all information provided to the Board and not the result of any single factor. Some of the factors that figured particularly in the Board’s deliberations are described above, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Based on its evaluation, the Board, including a majority of the Independent Trustees, unanimously voted to approve the Proposed RCM

Portfolio Management Agreement and to submit the Proposed RCM Portfolio Management Agreement for shareholder approval.

Information about RCM

RCM is an investment management firm organized as a Delaware limited liability company and is an indirect wholly-owned subsidiary of Allianz SE. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of March 31, 2012, RCM had approximately $25 billion in assets under management. RCM is located at 555 Mission Street, Suite 1700, San Francisco, CA 94105. The address of Allianz SE is Koeniginstrasse 28, D-80802, Munich, Germany.

Information about the principal executive officers and directors of RCM is provided below. The business address for each principal executive officer and director listed below is 555 Mission Street, Suite 1700, San Francisco, CA 94105.

Principal Executive Officers/Directors	Principal Occupation
Udo Frank	Chairman
Scott T. Migliori	Chief Investment Officer
Christian Pachtner	Head of Client Services and International Business Development

Certain Trustees and Officers of the Fund. The following table lists the names of each Trustee and officer of the Fund who is also an officer, employee, director, general partner or shareholder of AGIFM. No Trustee or officer of the Fund is also an officer, employee, director, general partner or shareholder of RCM.

Name	Position with Fund	Position with AGIFM
John C. Maney	Trustee	Management Board, Managing Director and Chief Executive Officer, AGIFM
Brian S. Shlissel	President	Management Board and Managing Director, AGIFM
Thomas J. Fuccillo	Vice President, Secretary and Chief Legal Officer	Executive Vice President, Chief Legal Officer and Secretary, AGIFM
Lawrence G. Altadonna	Treasurer, Principal Financial and Accounting Officer	Senior Vice President and Director of Fund Administration, AGIFM

Name	Position with Fund	Position with AGIFM
Richard J. Cochran	Assistant Treasurer	Vice President, AGIFM
Orhan Dzemaili	Assistant Treasurer	Vice President, AGIFM
Scott Whisten	Assistant Treasurer	Senior Vice President, AGIFM

Other Funds Managed by RCM. The following table identifies another fund with similar investment objectives for which RCM serves as investment adviser, the total assets of such fund (as of March 31, 2012), and the rate of RCM’s compensation for serving as investment adviser to the fund:

Other Similar Fund	Total Assets	Advisory Fee	Sub-Advisory Fee Paid to RCM
RCM Large-Cap Growth	$432 million	0.45%	0.35%

Brokerage and Research Services. The Fund did not pay any commissions to an affiliated broker during the most recently completed fiscal year.

Required Vote. Approval of RCM as the new sub-adviser to the Fund and the terms of the Proposed RCM Portfolio Management Agreement require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy, if more than 50% of the outstanding shares of the Fund are present or represented by proxy.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

ADDITIONAL INFORMATION

Executive and Other Officers of the Fund. The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are chosen and qualified or until their earlier death, resignation, removal or disqualification. Officers and employees of the Fund who are principals, officers, members or employees of AGIFM or RCM are not compensated by the Fund.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel 1633 Broadway New York, NY 10019 11/14/1964	President	6/2005 to present	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex; President of 53 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Lawrence G. Altadonna 1633 Broadway New York, NY 10019 03/10/1966	Treasurer, Principal Financial and Accounting Officer	6/2005 to present	Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 Funds in the Fund Complex.

Thomas J. Fuccillo 1633 Broadway New York, NY 10019 03/22/1968	Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President, Chief Regulatory Counsel and Head of U.S. Compliance of Allianz Global Investors U.S. LLC; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc..

Youse E. Guia 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	9/2004 to present	Senior Vice President, Chief Compliance Officer and Deputy Chief of U.S. Compliance; Allianz Global Investors U.S. LLC; Chief Compliance Officer of 80 funds in the Fund Complex; and of The Korea Fund, Inc.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Richard J. Cochran 1633 Broadway New York, NY 10019 01/23/1961	Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 1633 Broadway New York, NY 10019 03/13/1971	Assistant Treasurer	3/2007 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.

Richard H. Kirk 1633 Broadway New York, NY 10019 04/06/1961	Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors U.S. LLC; Senior Vice President and Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 53 funds in the Fund Complex.

Lagan Srivastava 1633 Broadway New York, NY 10019 09/20/1977	Assistant Secretary	12/2006 to present	Vice President, Allianz Global Investors U.S. LLC; Assistant Secretary of 80 funds in the Fund Complex; and of The Korea Fund, Inc.

Orhan Dzemaili 1633 Broadway New York, NY 10019 04/18/1974	Assistant Treasurer	1/2011 to present	Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Investment Adviser and Administrator. AGIFM, located at 1633 Broadway, New York, New York 10019, serves as the investment adviser and administrator of the Fund. AGIFM is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. and of Allianz SE, a publicly-traded European insurance and financial services company.

Principal Underwriter. Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Fund’s shares pursuant to a distribution contract with Allianz Funds. The Distributor is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission.

Securities Ownership. As of March 31, 2012, the Trustees and the officers of the Fund as a group and individually beneficially owned less than one percent (1%) of each class of the Fund’s outstanding shares.

To the knowledge of the Fund, as of April 30, 2012, the following persons beneficially owned five percent (5%) or more of the noted class of shares of the Fund. To the knowledge of the Fund, no other person beneficially owned more than five percent (5%) of the outstanding Shares of the Fund.

Title of Class	Name and Address of Beneficial Owner	Amount and Beneficial Nature of Ownership	Percent of Outstanding Share of Ownership
Class A	National Financial Services LLC For the Benefit of Our Customers, Attn: Mutual Funds Dept. 5th Floor, One World Financial Center, 200 Liberty St., New York NY 10281-1003	5,043,941	43.99%
Class A	First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customers, 2801 Market St., Saint Louis, MO 63103-2523	1,650,289	14.39%
Class A	MLPF&S For the Sole Benefit of its Customers, Attn: Fund Admn/#97M, 4800 Deer Lake Dr. E. Fl. 3, Jacksonville, Fl. 32246-6484	613,766	5.35%

Title of Class	Name and Address of Beneficial Owner	Amount and Beneficial Nature of Ownership	Percent of Outstanding Share of Ownership
Administrative Class	Charles Schwab & Co. Special Custody Account for the Exclusive Benefit of Our Customers, Attn: Carol Wu/Mutual Fund Ops., 101 Montgomery St., San Francisco, CA 94104-4151	242,973	76.51%
Administrative Class	Frontier Trust Company FBO Confluence 401K Plan, PO Box 10758, Fargo, ND 58106-0758	35,146	11.07%
Administrative Class	Counsel Trust Co. DBA Mid Atlantic Trust FBO Massaro Corp. PSP, 1251 Waterfront Place, Pittsburgh, PA 15222-4227	31,133	9.80%

Class B	MLPF&S For the Sole Benefit of its Customers, Attn: Fund Admn/#97M, 4800 Deer Lake Dr. E. Fl. 3, Jacksonville, FL 32246-6484	40,396	24.78%
Class B	First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers, 2801 Market St., Saint Louis, MO 63103-2523	17,937	11.00%
Class B	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	15,192	9.32%
Class B	National Financial Services LLC For the Benefit of Our Customers, Attn: Mutual Funds Dept. 5th Floor, One World Financial Center, 200 Liberty St., New York, NY 10281-1003	12,223	7.50%
Class B	Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Fl., 333 West 34th St., New York, NY 10001-2417	9,088	5.58%

Class C	First Clearing, LLC Special Custody Account for the Exclusive Benefit of Our Customers, 2801 Market St., Saint Louis, MO 63103-2523	1,615,755	22.46%

Title of Class	Name and Address of Beneficial Owner	Amount and Beneficial Nature of Ownership	Percent of Outstanding Share of Ownership
Class C	MLPF&S For the Sole Benefit of its Customers, Attn: Fund Admn/#97M, 4800 Deer Lake Dr. E. Fl. 3, Jacksonville, FL 32246-6484	1,034,243	14.38%
Class C	Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Fl., 333 West 34th St., New York, NY 10001-2417	535,290	7.44%
Class C	Raymond James Omnibus for Mutual Funds House Account, Attn: Courtney Waller, 880 Carillon Pkway, St. Petersburg, FL 33716-1100	388,813	5.41%

Class D	Charles Schwab & Co. Inc. Special Custody Accounts FBO Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151	158,163	52.25%
Class D	National Financial Services LLC For the Benefit of Our Customers, Attn: Mutual Funds Dept. 5th Floor, 200 Liberty St., One World Financial Center, New York, NY 10281-1003	89,104	29.43%
Class D	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	21,229	7.01%

Institutional Class	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104-4151	684,265	70.68%
Institutional Class	New Bedford Fishermens Pension Trust, Attn: Ana C. Salvador, 114 Macarthur Dr., New Bedford, MA 02740-7279	92,142	9.52%
Institutional Class	SEI Private Trust Company c/o Citizens Rhode Island, One Freedom Valley Dr., Oaks PA 19456-9989	80,627	8.33%

Title of Class	Name and Address of Beneficial Owner	Amount and Beneficial Nature of Ownership	Percent of Outstanding Share of Ownership
Class P	LPL Financial, 9785 Towne Centre Drive, San Diego, CA 92121-1968	115,108	29.23%
Class P	Salomon Smith Barney, 700 Red Brook Blvd., Owings Mills, MD 21117-5184	100,407	25.50%
Class P	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers, 4800 Deer Lake Dr. E. Fl. 3, Jacksonville, FL 32246-6484	90,222	22.91%
Class P	First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers, 2801 Market St., Saint Louis, MO 63103-2523	67,430	17.12%

Class R	Mercer Trust Company TTEE FBO Culligan Retirement Savings Plan, Attn: DC Plan Admin MS N-1-G 1, Investors Way, Norwood, MA 02062-1599	229,644	34.33%
Class R	State Street Bank Trustee and/or Custodian FBO ADP Access, 1 Lincoln St., Boston, MA 02111-2901	193,160	28.88%
Class R	MLPF&S For the Sole Benefit of its Customers, Attn: Fund Admn/#97M, 4800 Deer Lake Dr. E. Fl. 3, Jacksonville, FL 32246-6484	68,081	10.18%
Class R	National Financial Services LLC for the Benefit of Our Customers, Attn: Mutual Funds Dept. 5th Floor, 200 Liberty St., One World Financial Center, New York, NY 10281-1003	33,789	5.05%

As of March 31, 2012, none of the Independent Trustees owned, beneficially or otherwise, securities of AGIFM or any entity controlling, controlled by or under common control with AGIFM (not including registered investment companies).

Other Business. As of the date of this Proxy Statement, the Fund’s officers and AGIFM know of no business to be considered at the Special Meeting other than as set forth in the Notice. If any other business is properly brought before the Special Meeting, including any adjournment or postponement thereof, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation. A quorum for the Fund at the Special Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total shares entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting after the date set for the original Special Meeting, with no other notice than announcement at the Special Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to the Proposal within a reasonable time after the date set for the original Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by AGIFM. Any proposals properly before the Special Meeting for which sufficient favorable votes have been received by the time of the Special Meeting will be acted upon and such action will be final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Fund as tellers (the “Tellers”) for the Special Meeting. For purposes of determining the presence of a quorum for the Fund, the Tellers will count the total number of votes cast “for” or “against” approval of the Proposal, as well as shares represented by proxies that reflect abstentions and “broker non-votes” ( i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). With respect to the approval of RCM as the new sub-adviser to the Fund pursuant to the Proposed RCM Portfolio Management Agreement, abstentions and broker non-votes will have the effect of a negative vote.

Reports to Shareholders. The Fund’s 2011 Annual Report to Shareholders was mailed to shareholders on or about August 25, 2011. The Fund’s 2012 Semi-Annual Report to Shareholders was mailed to shareholders on or about February 27, 2012.

Additional copies of the Annual Report and the Fund’s subsequent Semi-Annual Report may be obtained without charge from the Fund by calling 1-(800) 947-0710 or by writing to the Fund at c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Shareholder Proposals at Future Meetings

Under its Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust.

Shareholders Sharing an Address. The Fund is permitted to mail only one copy of this proxy statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this proxy statement and you are a holder of record of your shares, please call 1-(800) 591-6313. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this proxy statement and want future mailings to be combined with those of other members of your household, please contact AGIFM in writing at c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019, or by telephone at 1-(800) 947-0710, or contact your financial service firm.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

May 10, 2012

Exhibit A to Proxy Statement

PORTFOLIO MANAGEMENT AGREEMENT

AGREEMENT, made this 1st day of February, 2002 between Allianz Dresdner Asset Management of America L.P., a Delaware limited partnership (“the Adviser,” formerly known as PIMCO Advisors L.P.), and Dresdner RCM Global Investors LLC, (the “Portfolio Manager”), a Delaware limited liability company.

WHEREAS, PIMCO Funds: Multi-Manager Series (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act”); and

WHEREAS, each of the Funds (as defined below) has entered into an Agreement and Plan of Reorganization (the “Plan”) with series of the Trust dated November 12, 2001 pursuant to which the Funds will be restructured into series of the Trust, effective as of the Exchange Date (as defined in the Plan); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust has established multiple series, including operational series and series that are expected to be operational; and

WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “Advisers Act”); and

WHEREAS, the Trust has retained the Adviser to render management services to the Trust’s series pursuant to an Amended and Restated Investment Advisory Agreement dated as of May 5, 2000, as supplemented from time to time, and such Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser’s responsibilities with respect to the management of such series; and

WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

1.	Appointment. The Adviser hereby appoints Dresdner RCM Global Investors LLC to act as Portfolio Manager to PIMCO RCM Global Equity, PIMCO

RCM Global Small-Cap, PIMCO RCM Global Technology, PIMCO RCM Global Healthcare, PIMCO RCM Large-Cap Growth, PIMCO RCM Mid-Cap, PIMCO RCM Small-Cap, PIMCO RCM Balanced, PIMCO RCM Tax-Managed Growth, PIMCO RCM Biotechnology, PIMCO RCM International Growth Equity, PIMCO RCM Emerging Markets and PIMCO RCM Europe Funds (the “Funds”) for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Funds, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2.	Portfolio Management Duties. Subject to the supervision of the Trust’s Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies, or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies, and shall execute and perform the same on behalf of the Funds. The Portfolio Manager will provide the services under this Agreement in accordance with each Fund’s investment objective or objectives, investment policies, and investment restrictions as stated in the Trust’s registration statement filed on Form N-1A with the SEC, as supplemented or amended from time to time (the “Registration Statement”), copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

a.	Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Registration Statement, as supplemented or amended from time to time.

b.	Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

c.	Is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant (“FCM”) selection, and for negotiation of commission rates. The Portfolio Manager’s primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

d.	May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

e.	Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of such Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to such Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian.

f.	Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Fund for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

g.	Will make available to the Trust and the Adviser, promptly upon request, any of the Funds’ investment records and ledgers as are necessary to assist the Trust to comply with the requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

h.	Will regularly report to the Trust’s Board of Trustees on the investment program for each Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Trust’s Board of Trustees with respect to each Fund such periodic and special reports as the Trustees may reasonably request.

i.	Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager’s knowledge:

(i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person’s conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

(ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

3.	Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager’s Uniform Application for Investment Adviser Registration on Form ADV, including any portion thereof on file with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies· of the Portfolio Manager’s Form ADV, and any supplements or amendments thereto, including any portion thereof on file with the SEC.

4.	Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

a.	Expenses of all audits by the Trust’s independent public accountants;

b.	Expenses of the Trust’s transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

c.	Expenses of the Trust’s custodial services, including recordkeeping services provided by the custodian;

d.	Expenses of obtaining quotations for calculating the value of each Fund’s net assets;

e.	Expenses of obtaining Portfolio Activity Reports for each Fund;

f.	Expenses of maintaining the Trust’s tax records;

g.	Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates;

h.	Taxes, if any, levied against the Trust or any of its series;

i.	Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for any of the Funds;

j.	Costs, including the interest expenses, of borrowing money;

k.	Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence and qualification to do business, and the registration of shares with federal and state securities or insurance authorities;

l.	The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

m.	Costs of printing stock certificates, if any, representing Shares of the Trust;

n.	Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

o.	The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

p.	Association membership dues;

q.	Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

r.	Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

5.	Compensation. For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A attached hereto.

6.	Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Trust or any Fund.

7.	Compliance.

a.	The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

b.	The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.

Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust’s agent.

9.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

10.	Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11.	Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

12.	Liability. Except as provided in Section 13 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”) controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager’s duties, or by reason of reckless disregard of the Portfolio Manager’s obligations and duties under this Agreement.

13.

Indemnification. The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Adviser (collectively, “PM Indemnified

Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager’s responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided however, that in no case is the Portfolio Manager’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

14.	Duration and Termination. This Agreement shall be executed and shall take effect with respect to each Fund on the Exchange Date (as defined in the Plan) immediately following the consummation of the transactions relating to such Fund contemplated by the Plan, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to such Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a “majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of that Fund, except to the extent permitted by any exemption or exemptions that may be or have been granted upon application made to the SEC or by any applicable SEC rule. This Agreement may be terminated:

a.	by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days’ written notice to the Portfolio Manager;

b.	by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Trust;

c.	by the Adviser at any time, without the payment of any penalty upon 60 days’ written notice to the Portfolio Manager.

However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager.

15.	Use of Name. It is understood that the name “Dresdner RCM Global Investors LLC” or “Dresdner RCM” or any derivative thereof or logo associated with those names are the valuable property of Dresdner RCM Global Investors LLC and its affiliates, and that the Trust and/or the Funds have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Trust and/or Funds. Upon termination of this Agreement, the Trust (or Fund) shall forthwith cease to use such names (or derivatives or logos).

16.	Agreement and Declaration of Trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

17.	Miscellaneous.

a.	This Agreement shall be governed by the laws of California, provided that, nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

b.	The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

c.	If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

ALLIANZ DRESDNER ASSET MANAGEMENT OF AMERICA L.P.

By:	/S/ STEPHEN TREADWAY
Name:	Stephen Treadway
Title:	President

DRESDNER RCM GLOBAL INVESTORS LLC

By:	/s/ ROBERT GOLDSTEIN
Name:	Robert Goldstein
Title:	General Counsel

ADDENDUM TO PORTFOLIO MANAGEMENT AGREEMENT

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, New York 10019

                             , 2012

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Re:	Allianz RCM Focused Growth Fund (formerly, Allianz AGIC Growth Fund)

Ladies and Gentlemen:

This will confirm the agreement between Allianz Global Investors Fund Management LLC (the “Adviser”) and RCM Capital Management LLC (the “Portfolio Manager”) as follows:

1. Allianz Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and consisting of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. Up to seven separate classes of shares of beneficial interest in the Trust are offered to investors with respect to each investment portfolio. Allianz RCM Focused Growth Fund (the “Additional Fund”) is a separate investment portfolio of the Trust.

2. The Adviser and the Portfolio Manager have entered into a Novation Agreement dated September 30, 2002, pursuant to which the Adviser agreed to assume the duties of Allianz Dresdner Asset Management of America L.P. (the “Prior Adviser”) under a Portfolio Management Agreement between the Prior Adviser and the Portfolio Manager dated February 1, 2002 (as novated and as from time to time in effect, the “Agreement”), pursuant to which the Adviser retained the Portfolio Manager to provide investment advisory and other services specified in the Agreement to the Fund and certain other series of the Trust, and the Portfolio Manager has accepted such employment.

3. As provided in paragraph 1 of the Agreement, the Adviser hereby appoints the Portfolio Manager to serve as Portfolio Manager with respect to the Additional Fund, and the Portfolio Manager accepts such appointment, the terms and conditions of such employment to be governed by the Agreement, which is hereby incorporated herein by reference.

4. As provided in paragraph 5 of the Agreement and subject to further conditions set forth therein, the Adviser shall with respect to the Additional Fund pay the Portfolio Manager a monthly fee at the following annual rate based upon the average daily net assets of the Additional Fund:

Fund	Fee Rate
Allianz RCM Focused Growth Fund	0.35%

5. This Addendum shall take effect with respect to the Fund as of                      2012, and shall remain in effect, unless sooner terminated as provided in the Agreement and herein, with respect to the Additional Fund for a period of two years following such effective date. This Addendum and the Agreement shall continue thereafter on an annual basis with respect to the Additional Fund provided that such annual continuance is specifically approved at least annually (a) by vote of a majority of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting securities (as such term is defined in the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act’)) of the Additional Fund, and that provided continuance is also approved by vote of a majority of the Board of Trustees of the Trust who are not parties to this Addendum or the Agreement or “interested persons” (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Addendum and the Agreement may not be materially amended with respect to the Additional Fund without a majority vote of the outstanding voting securities (as such term is defined in the 1940 Act) of the Additional Fund, except to the extent permitted by any exemption or exemptions that may be granted upon application to the Securities and Exchange Commission (the “SEC”) or by any applicable SEC rule.

[The remainder of this page intentionally left blank.]

If the foregoing correctly sets forth the agreement between the Adviser and the Portfolio Manager, please so indicate by signing and returning to the Adviser the enclosed copy hereof.

Very truly yours,

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Name:
Title:

ACCEPTED:

RCM CAPITAL MANAGEMENT LLC

By:
Name:
Title:

Exhibit B to Proxy Statement

Proposed Investment Objective, Principal Investment Strategies and Principal Risks

Investment Objective: The Fund seeks capital appreciation.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market and other conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries. The Fund’s portfolio manager is constrained to only including the 25-45 highest conviction large cap growth stocks covered by the research team. The securities in the Fund are believed by the portfolio manager to exhibit the greatest combination of earnings growth potential, quality (as reflected in consistent business fundamentals) and attractive valuation.

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time. In response to unfavorable market and other conditions,

B-1

the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks: The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer (Equity Securities Risk). Focusing on a limited number of issuers, sectors, industries, or geographic regions increases risk and volatility (Focused Investment Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value);

Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance).

B-2

PROXY CARD
ALLIANZ AGIC GROWTH FUND COMMON SHARES PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 18, 2012

The undersigned holder of shares of beneficial interest of Allianz AGIC Growth Fund (the “Fund”), a series of Allianz Funds, a Massachusetts business trust (the “Trust”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held at 10:00 a.m., Eastern Time, July 18, 2012 at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway (between West 50th and West 51st Streets), 42 Floor, New York, New York 10019, and any postponement(s) or adjournment(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, the signature should be that of an authorized officer who should state his or her title.

Shareholder signature	Date
Joint Owner Signature	Date
Title if a corporation, partnership or other entity

Three simple methods to vote your proxy:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.
Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUSIP:123456789

ALLIANZ AGIC GROWTH FUND	PROXY CARD

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-591-6313. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY
ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE REGARDING THE APPROVAL OF RCM AS THE NEW SUB-ADVISER TO THE FUND AND THE TERMS OF THE PORTFOLIO MANAGEMENT AGREEMENT DESCRIBED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:  ☒

The Board of Trustees recommends a vote “FOR” the approval of RCM as the new sub-adviser to the Fund and the terms of the Amended and Restated Portfolio Management Agreement.

PROPOSALS:

1)	Approval of RCM Capital Management LLC as the new sub-adviser to the Fund and the terms of an Amended and Restated Portfolio Management Agreement relating to the Fund between Allianz Global Investors Fund Management LLC and RCM Capital Management LLC.

FOR	AGAINST	ABSTAIN

☐	☐	☐

2)	To vote and otherwise represent the undersigned on any other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE PROMPTLY.

Please vote all your ballots if you received more than one ballot due to multiple investments in the Fund. Remember to sign and date the reverse side before mailing in your vote. This proxy card is valid only when signed and dated. Thank you for voting.

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